EXHIBIT 99.2

                        PIONEER NATURAL RESOURCES COMPANY

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)


                                                          September 30,    December 31,
                                                              2003             2002
                                                          -----------      -----------
                                                          (Unaudited)
ASSETS

Current assets:
  Cash and cash equivalents                               $    12,651      $     8,490
  Accounts receivable, net                                     97,627           98,222
  Inventories                                                  19,054           10,648
  Deferred income taxes                                        39,500           13,900
  Other current assets, net                                    26,906           15,833
                                                           ----------       ----------
       Total current assets                                   195,738          147,093
                                                           ----------       ----------
Property, plant and equipment, at cost:
  Oil and gas properties, using the successful efforts
     method of accounting                                   4,949,710        4,471,970
  Accumulated depletion, depreciation and amortization     (1,555,709)      (1,303,541)
                                                           ----------       ----------
                                                            3,394,001        3,168,429
                                                           ----------       ----------
Noncurrent deferred income taxes                              188,712           76,840
Other assets, net                                              63,159           62,754
                                                           ----------       ----------
                                                          $ 3,841,610      $ 3,455,116
                                                           ==========       ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                        $   141,674      $   124,774
  Interest payable                                             38,039           37,458
  Income taxes payable                                          3,916              -
  Other current liabilities                                   139,202          112,360
                                                           ----------       ----------
       Total current liabilities                              322,831          274,592
                                                           ----------       ----------
Long-term debt                                              1,621,364        1,668,536
Noncurrent deferred income taxes                               12,713            8,760
Other noncurrent liabilities                                  168,797          128,331
Stockholders' equity                                        1,715,905        1,374,897
                                                           ----------       ----------
                                                          $ 3,841,610      $ 3,455,116
                                                           ==========       ==========

                        PIONEER NATURAL RESOURCES COMPANY

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (Unaudited)


                                                     Three months ended         Nine months ended
                                                        September 30,             September 30,
                                                   ----------------------    ----------------------
                                                      2003        2002          2003         2002
                                                   ---------    ---------    ---------    ---------
Revenues and other income:
   Oil and gas                                     $ 332,515    $ 168,317    $ 953,625    $ 506,286
   Interest and other                                    348        7,083        4,321        9,089
   Gain on disposition of assets, net                     46        3,353        1,576        4,374
                                                    --------     --------     --------     --------
                                                     332,909      178,753      959,522      519,749
                                                    --------     --------     --------     --------
Costs and expenses:
   Oil and gas production                             71,806       49,970      205,387      150,705
   Depletion, depreciation and amortization          103,534       54,748      274,142      156,081
   Exploration and abandonments                       24,516       18,324      107,430       57,304
   General and administrative                         15,207       12,466       44,332       35,142
   Accretion of discount on asset retirement
      obligations                                      1,327          -          3,656          -
   Interest                                           23,212       20,347       69,526       71,405
   Other                                               1,389       21,599       12,205       37,603
                                                    --------     --------     --------     --------
                                                     240,991      177,454      716,678      508,240
                                                    --------     --------     --------     --------
Income before income taxes and cumulative
   effect of change in accounting principle           91,918        1,299      242,844       11,509
Income tax benefit (provision)                        99,895       (2,189)      94,961       (3,216)
                                                    --------     --------     --------     --------
Income (loss) before cumulative effect of change
   in accounting principle                           191,813         (890)     337,805        8,293

Cumulative effect of change in accounting
   principle, net of tax                                 -            -         15,413          -
                                                    --------     --------     --------     --------
Net income (loss)                                  $ 191,813    $    (890)   $ 353,218    $   8,293
                                                    ========     ========     ========     ========
Net income (loss) per share:
   Basic:
     Income (loss) before cumulative effect of
        change in accounting principle             $    1.64    $    (.01)   $    2.89    $     .07
     Cumulative effect of change in accounting
        principle, net of tax                            -            -            .13          -
                                                    --------     --------     --------     --------
    Net income (loss)                              $   1.64     $    (.01)   $    3.02    $    .07
                                                    ========     ========     ========     ========
   Diluted:
     Income (loss) before cumulative effect of
         change in accounting principle            $    1.62    $    (.01)   $    2.86    $     .07
     Cumulative effect of change in accounting
        principle, net of tax                            -            -            .13          -
                                                    --------     --------     --------     --------
   Net income (loss)                               $    1.62    $    (.01)   $    2.99    $    .07
                                                    ========     ========     ========     ========
Weighted average shares outstanding:
   Basic                                             117,216      116,193      116,990      111,227
                                                    ========     ========     ========     ========
   Diluted                                           118,457      116,193      118,283      112,889
                                                    ========     ========     ========     ========

                        PIONEER NATURAL RESOURCES COMPANY

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)
                                   (Unaudited)

                                                        Three months ended        Nine months ended
                                                           September 30,            September 30,
                                                     -----------------------   -----------------------
                                                        2003         2002         2003         2002
                                                     ----------   ----------   ----------   ----------
Cash flows from operations:
   Net income (loss)                                 $  191,813   $     (890)  $  353,218   $    8,293
   Depletion, depreciation and amortization             103,534       54,748      274,142      156,081
   Exploration expenses, including dry holes             15,677       12,589       83,204       43,437
   Deferred income taxes                               (103,691)       1,512     (103,938)       1,617
   Gain on disposition of assets, net                       (46)      (3,353)      (1,576)      (4,374)
   Accretion of discount on asset retirement
      obligations                                         1,327          -          3,656          -
   Interest related amortization                         (4,781)         (19)     (13,960)      (1,660)
   Commodity hedge related amortization                 (18,132)       6,184      (54,119)      20,307
   Cumulative effect of change in accounting
     principle, net of tax                                  -            -        (15,413)         -
   Other noncash items                                    1,598       16,093        8,580       28,337
   Changes in operating assets and liabilities:
      Accounts receivable, net                           17,932        6,153        3,287       (4,715)
      Inventories                                        (4,678)          69       (8,895)       4,052
      Other current assets, net                          (1,610)        (851)     (11,680)        (928)
      Accounts payable                                   23,281       (3,907)      28,951      (18,056)
      Interest payable                                      850         (384)         581          183
      Income taxes payable                                1,740          -          3,916          -
      Other current liabilities                          (2,349)        (290)      (3,278)      (4,320)
                                                      ---------    ---------    ---------    ---------
Net cash provided by operating activities               222,465       87,654      546,676      228,254
Net cash used in investing activities                  (127,409)    (169,220)    (495,149)    (379,437)
Net cash provided by (used in) financing activities     (94,388)      90,403      (48,641)     163,844
                                                      ---------    ---------    ---------    ---------
Net increase in cash and cash equivalents                   668        8,837        2,886       12,661
Effect of exchange rate changes on cash
   and cash equivalents                                    (173)         (63)       1,275       (1,493)
Cash and cash equivalents, beginning
   of period                                             12,156       16,728        8,490       14,334
                                                      ---------    ---------    ---------    ---------
Cash and cash equivalents, end of period             $   12,651   $   25,502   $   12,651   $   25,502
                                                      =========    =========    =========    =========

                        PIONEER NATURAL RESOURCES COMPANY

                        SUMMARY PRODUCTION AND PRICE DATA

                                                       Three months ended      Nine months ended
                                                          September 30,          September 30,
                                                     ---------------------   --------------------
                                                        2003        2002        2003       2002
                                                     ---------   ---------   ---------   --------
Average Daily Production:
   Oil (Bbls) -                       U.S.              24,130      21,787      24,128     23,583
                                      Argentina          9,126       7,655       8,200      7,926
                                      Canada                93         169         118        137
                                      Tunisia              211         -            71         -
                                                     ---------   ---------   ---------   --------
                                      Total             33,560      29,611      32,517     31,646

   Natural gas liquids (Bbls) -       U.S.              20,254      21,070      20,157     20,377
                                      Argentina          1,584         680       1,387        654
                                      Canada               820         943         907        976
                                                     ---------   ---------   ---------   --------
                                      Total             22,658      22,693      22,451     22,007

   Gas (Mcf) -                        U.S.             487,000     230,589     435,275    218,648
                                      Argentina        114,326     105,406      94,916     83,662
                                      Canada            41,253      48,827      42,468     49,578
                                                     ---------   ---------   ---------   --------
                                      Total            642,579     384,822     572,659    351,888

Total Production:
   Oil (MBbls)                                           3,088       2,724       8,877      8,639
   Natural gas liquids (MBbls)                           2,085       2,088       6,129      6,008
   Gas (MMcf)                                           59,117      35,404     156,336     96,065
   Total equivalent barrels (MBOE)                      15,025      10,713      41,062     30,658

Average Reported Prices*:
   Oil (per Bbl) -                    U.S.           $   25.04   $   22.28   $   25.06   $  23.74
                                      Argentina      $   26.10   $   20.25   $   25.31   $  20.27
                                      Canada         $   28.97   $   24.67   $   28.67   $  21.32
                                      Tunisia        $   26.94   $       -   $   26.94   $      -
                                      Worldwide      $   25.35   $   21.77   $   25.14   $  22.86

   Natural gas liquids (per Bbl) -    U.S.           $   18.29   $   14.12   $   18.98   $  13.05
                                      Argentina      $   21.63   $   12.73   $   22.86   $  13.12
                                      Canada         $   23.62   $   14.57   $   26.10   $  15.85
                                      Worldwide      $   18.71   $   14.10   $   19.51   $  13.17

   Gas (per Mcf) -                    U.S.           $    4.38   $    3.08   $    4.64   $   3.12
                                      Argentina      $     .54   $     .42   $     .55   $    .49
                                      Canada         $    3.57   $    2.31   $    4.00   $   2.41
                                      Worldwide      $    3.64   $    2.25   $    3.91   $   2.39

* Average prices include the results of hedging activities.

                        PIONEER NATURAL RESOURCES COMPANY

                    SUPPLEMENTAL NON-GAAP FINANCIAL MEASURES
                                 (in thousands)
                                   (Unaudited)

     EBITDAX and discretionary cash flow (as defined below) are presented herein, and reconciled to the generally accepted accounting principle ("GAAP") measures of net income (loss) and net cash provided by operating activities because of their wide acceptance by the investment community as financial indicators of a company's ability to internally fund exploration and development activities and to service or incur debt. The Company also views the non-GAAP measures of EBITDAX and discretionary cash flow as useful tools for comparisons of the Company's financial indicators with those of peer companies that follow the full cost method of accounting. EBITDAX and discretionary cash flow should not be considered as alternatives to net income (loss) or net cash provided by operating activities, as defined by GAAP.

                                                       Three months ended      Nine months ended
                                                          September 30,          September 30,
                                                     ---------------------   ---------------------
                                                       2003         2002        2003        2002
                                                     ---------   ---------   ---------   ---------

   Net income (loss)                                 $ 191,813   $    (890)  $ 353,218   $   8,293
   Depletion, depreciation and amortization            103,534      54,748     274,142     156,081
   Exploration and abandonments                         24,516      18,324     107,430      57,304
   Accretion of discount on asset retirement
      obligations                                        1,327         -         3,656         -
   Interest expense                                     23,212      20,347      69,526      71,405
   Income taxes                                        (99,895)      2,189     (94,961)      3,216
   Gain on disposition of  assets, net                     (46)     (3,353)     (1,576)     (4,374)
   Commodity hedge related amortization                (18,132)      6,184     (54,119)     20,307
   Cumulative effect of change in accounting
      principle, net of tax                                -           -       (15,413)        -
   Other noncash items                                   1,598      21,669       8,580      33,913
                                                      --------    --------    --------    --------
      EBITDAX *                                        227,927     119,218     650,483     346,145

   Less: Noncash other income                              -        (5,576)        -        (5,576)
         Cash interest expense                         (27,993)    (20,366)    (83,486)    (73,065)
         Current income taxes                           (3,796)       (677)     (8,977)     (1,599)
                                                      --------    --------    --------    --------
      Discretionary cash flow **                       196,138      92,599     558,020     265,905

   Less: Cash operating exploration expense             (8,839)     (5,735)    (24,226)    (13,867)
         Changes in operating assets and liabilities    35,166         790      12,882     (23,784)
                                                      --------    --------    --------    --------
   Net cash provided by operating activities         $ 222,465   $  87,654   $ 546,676   $ 228,254
                                                      ========    ========    ========    ========

-------------
* "EBITDAX" represents earnings before depletion, depreciation and amortization expense; impairment of oil and gas properties; exploration and abandonments; accretion of discount on asset retirement obligations; interest expense; income taxes; gain or loss on the disposition of assets; commodity hedge related amortization; cumulative effect of change in accounting principle, net of tax; and, other noncash items.

** Discretionary cash flow equals cash flows from operations before working capital changes and before cash exploration costs.


                        PIONEER NATURAL RESOURCES COMPANY

                         SUPPLEMENTAL HEDGE INFORMATION
                             As of October 29, 2003



                            Open Oil Hedge Positions
                            ------------------------

                                              2003        2004        2005        2008
                                            --------    --------    --------    --------
                                             Fourth
                                             Quarter
                                            --------
Average Daily Oil Production:
  Swap Contracts:
  Volume (Bbl)..........................      20,315      18,227      12,000       4,000
  NYMEX price...........................    $  26.58    $  25.70    $  24.44    $  26.05



                            Open Gas Hedge Positions
                            ------------------------

                                              2003        2004        2005        2006        2007
                                            --------    --------    --------    --------    --------
                                             Fourth
                                             Quarter
                                            --------
Average Daily Gas Production:
  Swap Contracts:
  Volume (Mcf)..........................     310,000     280,000      60,000      70,000      20,000
  NYMEX Price* (MMBtu)..................    $   4.45    $   4.10    $   4.30    $   4.25    $   3.75



           Deferred Gains (Losses) on Terminated Hedges (in thousands)
           -----------------------------------------------------------

                                              2003
                                            --------
                                             Fourth
                                             Quarter     2004       2005     Thereafter     Total
                                            --------   --------   --------   ----------   ----------

Commodity hedge gains (losses)**            $ (5,141)  $ 43,865   $  1,249    $     -      $  39,973
Debt hedge gains (losses)***                   7,948     23,299     10,799      (7,329)       34,717
                                             -------    -------    -------     -------      --------
     Total deferred gains (losses)          $  2,807   $ 67,164   $ 12,048    $ (7,329)    $  74,690
                                             =======    =======    =======     ========     ========

*    Approximate, based on historical differentials to index prices.
** Includes the following deferred commodity hedge gains and losses for which cash settlements have been deferred until the indicated future periods: (i) $22.8 million of net deferred losses due during the fourth quarter of 2003,
     (ii) $1.2 million of net deferred losses due during 2004 and (iii) $209 thousand of net deferred gains to be received during 2005. Deferred commodity hedge gains will be amortized as increases to oil and gas revenues and deferred commodity hedge losses will be amortized as decreases to oil and gas revenues during the indicated future periods.
*** Deferred debt hedge gains will be amortized as decreases to interest expense and deferred debt hedge losses will be amortized as increases to interest expense during the indicated future periods.
